SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                                 IEH CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 IEH CORPORATION
                                 140 58th Street
                                Bldg. B, Suite E
                            Brooklyn, New York 11220


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held on September 26, 1997


To the Shareholders of
  IEH CORPORATION

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IEH CORPORATION (the "Corporation") will be held at 140 58th Street, Bldg. B, Suite E, Brooklyn, New York 11220 on September 26, 1997 at 9:30 a.m., New York time, for the following purposes:

         1.       To  elect  two (2)  Directors  to the  Corporation's  Board of
                  Directors to hold office for a period of two years or until their successors are duly elected and qualified;

         2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The close of business on August 15, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

         You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Shareholders.

                                              By Order of the Board of Directors


                                              /s/Robert Knoth
                                              ---------------
                                              ROBERT KNOTH,

                                              Secretary
Dated:   August 22, 1997

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                 IEH CORPORATION
                                 140 58th Street
                                Bldg. B, Suite E
                            Brooklyn, New York 11220


                                 PROXY STATEMENT

                                       FOR

                         Annual Meeting of Shareholders
                        To Be Held on September 26, 1997





         This proxy statement and the accompanying form of proxy have been mailed on or about August 22, 1997 to the Common Stock shareholders of record on August 15, 1997 (the "Record Date") of IEH CORPORATION, a New York corporation (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of shareholders to be held on September 26, 1997 at 9:30 a.m. at the Corporation's offices at 140 58th Street, Suite E, Brooklyn, New York 11220, and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         Shares of the Corporation's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted (i) FOR the election of the two (2) persons nominated by the Board of Directors as Directors; and (ii) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Any such proxy may be revoked at any time before it is voted. A shareholder may revoke this proxy by notifying the Secretary of the Corporation either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. Directors shall be elected by a plurality of the votes cast at a meeting of the shareholders by the holders of shares entitled to vote in the election. The holders of one-third of the outstanding Shares entitled to vote, in person or represented by proxy, will constitute a quorum for the transaction of business. An affirmative vote of a majority of the votes cast at the meeting is required for approval of all other items being submitted to the shareholders for their consideration. The term votes cast is defined as the votes actually cast for or against the resolution. A shareholder, not present at the Annual Meeting, voting through a proxy, who abstains from voting on any matter which is submitted to the shareholders for a vote, including the election of Directors, is considered to be present at the meeting for the purpose of establishing a quorum, however, the shares are not counted as being voted for or against the matter submitted. Brokers holding shares for beneficial owners in "street names" must vote those shares according to specific instructions they received from the owners of such shares. If instructions are not received, brokers may vote the shares on all matters to be voted upon at the Annual Meeting.

         The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its Executive Officers and certain Directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Corporation's Common Stock held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

         The Annual Report to shareholders for the fiscal year ended March 28, 1997, including financial statements, accompanies this proxy statement.

         The principal executive offices of the Corporation are located at 140 58th Street, Bldg. B, Suite E, Brooklyn, New York 11220; the Corporation's telephone number is (718) 492-4440.

Independent Public Accountants

         The Board of Directors of the Corporation has selected Jerome Rosenberg, P.C., Certified Public Accountant, as the independent auditor of the Corporation for the fiscal year ending March 27, 1998. Shareholders are not being asked to approve such selection because such approval is not required. The audit services provided by Jerome Rosenberg, P.C. consist of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Jerome Rosenberg, P.C. or a member of his firm is expected to be present at the meeting, will have the opportunity to make a statement if he so desires, and will be available to respond to appropriate questions.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The securities entitled to vote at the meeting are the Corporation's Common Stock, $.50 par value. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to shareholders. The close of business on August 15, 1997 has been fixed as the Record Date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, 2,303,502 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

          The following table sets forth certain information as of August 15, 1997 with respect to each Director, each nominee for election as Director, each named Executive Officer and all Directors and Officers as a group, and the persons (including any "group" as that term is used in Section l3(d)(3) of the Securities Exchange Act of l934), known by the Corporation to be the beneficial owner of more than five (5%) percent of the Corporation's Common Stock:

                                                           Amount of and Nature
                             Name and Address of             of Beneficial
   Title of Class              Beneficial Owner               Ownership               Percentage of Class
   --------------              ----------------               ---------               -------------------
Common Stock $.50            Michael Offerman                  399,784(1)                  17.4%
Par Value                    140 58th Street
                             Brooklyn, NY  11220

                             Murray Sennet                      24,500                      1.1%
                             1900 Manor Lane
                             Plano, TX  75093

                             Allen Gottlieb                     82,300                      3.6%
                             325 Coral Way
                             Ft. Lauderdale, FL
                             33301

                             Robert Pittman                     20,000                       *
                             45 Ocean Avenue
                             Monmouth Beach, NJ
                             07750

                             Gerard Deiss
                             16 Rue De La Mart                 547,000(2)                  23.7%
                             Chartreuil
                             6-68 490
                             Mere Par Montfort
                             L'Amaury, France

                             David Lopez and                   278,000                     12.1%
                             Nancy Lopez
                             Edge of Woods
                             P.O. Box 323
                             Southhampton, NY
                             11968

                             All Officers &                    526,584                     22.9%
                             Directors as a Group
                             (6 in number)

*  Less than 1%.

(1) 43,600 shares of Common Stock are jointly owned by Mr. Offerman and his wife, Gail Offerman.

(2) These shares are beneficially owned by Mr. Deiss through a Liechtenstein trust.

Certain Reports

                  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers and persons who own, directly or indirectly, more than 10% of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission ("SEC") reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports received by the Company, the Company believes that filing requirements applicable to officers, directors and 10% shareholders were complied with during the fiscal year.

         It is expected that the following will be considered at the meeting and action taken thereon:

                            I. ELECTION OF DIRECTORS

         The Corporation's Certificate of Incorporation provides that the Directors of the Corporation are to be elected in two (2) classes each class to be elected to a staggered two (2) year term. The Board of Directors currently consists of five (5) members divided into two (2) classes. Each class has three
(3) members, but as a result of the resignation of Howard Bernstein on November 1, 1993, the class of Directors' whose terms expire at the next Annual Meeting has one (1) vacancy. Under the Corporation's By-Laws, the Board of Directors is authorized to fill all vacancies. The Board has not decided to fill the vacancy created by Mr. Bernstein's resignation. The members of each class are elected for a staggered term of two (2) years each and until their successors are duly elected and qualified.

         The persons nominated for election to the Corporation's Board of Directors at the Annual Meeting are Robert Pittman and Allen B. Gottlieb. All of such persons currently serve on the Board of Directors.

         The affirmative vote of a plurality of the votes cast at a meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election is required to elect each Director. All proxies received by the Board of Directors will be voted for the election as Directors of the nominees indicated below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the holder of the proxy, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur. No family relationships exist between any Director or nominee for election as a Director.

         The following table sets forth certain information as of the date hereof with respect to all of the Directors of the Corporation, including its two (2) nominees for election to the Corporation's Board of Directors at the 1997 Annual Meeting. The information provided below indicates those Directors whose term of office expires at the Annual Meeting and those Directors whose term of office expires in 1998. The Directors whose terms of office expire at the Annual Meeting are those Directors nominated for election at the Annual Meeting.

                                     Director                      Position with
    Name                              Since          Age            Corporation                   Term Expires
    ----                              -----          ---            -----------                   ------------
Michael Offerman                       1973          55      Chairman of the Board of                 1998
                                                             Directors and President
Ralph Acello                           1988          59      Vice President -                         1998
                                                             Production and Director
Murray Sennet                          1970          73      Director                                 1998

Robert Pittman                         1987          71      Director                                 1997

Allen B. Gottlieb                      1991          55      Director                                 1997
--------------------

         Allen Gottlieb (nominee) has been a member of the Corporation's Board of Directors since 1992. Mr. Gottlieb has been an attorney in private practice in New York City for over five (5) years.

         Robert Pittman (nominee) has been a member of the Corporation's Board of Directors since 1987. Mr. Pittman retired in October l992, at which time he had held the position of Vice-President of Engineering and Secretary of the Corporation.

         Michael Offerman has been a member of the Corporation's Board of Directors since 1973. In May, 1987, Mr. Offerman was elected President of the Corporation and has held that position since that date. Prior to his becoming President, Mr. Offerman served as Executive Vice-President of the Corporation.

         Ralph Acello has been a member of the Corporation's  Board of Directors
since  1988.  In  August,   1984,  Mr.  Acello  was  elected  the  Corporation's
Vice-President of Production and has held the position since that date.

         Murray Sennet has been a member of the Corporation's Board of Directors since 1968. Mr. Sennet was the Secretary and Treasurer of the Corporation at the time of his retirement in April, 1986.


Significant Employees

         Robert Knoth joined the Corporation as Controller in January, 1990 and was elected Treasurer of the Corporation in March, l990. Mr. Knoth was elected as Secretary of the Corporation in September 1992 and Mr. Knoth has held these positions since said dates. From 1986 to January, 1990, Mr. Knoth was employed as Controller by G&R Pruss, Inc., a company engaged in the business of manufacturing truck bodies and accessories.

         Thomas Hunt is the Director of Quality Control, a position he has held since October, 1992. Mr. Hunt joined the Corporation in l987 as the Laboratory Director and Senior Inspector and held such positions until his promotion in October, l992.

         Joan Prideaux joined the Company in July, 1995 as its National Sales Manager. In December 1996 Ms. Prideaux was elected Vice President Sales and Marketing. Prior to such time Ms. Prideaux was employed as an account executive at Viking Connectors.

         Stephen Reich is the Director of Purchasing, a position he has held since July 1995. Prior to joining the Company, Mr. Reich owned and operated a retail business.

Board Meetings, Committees and Compensation

         The Corporation does not have any nominating, audit or compensation committee of the Board of Directors. Each Director receives an annual fee of $l,000 for serving as a member of the Board of Directors each fiscal year. The $1,000 fee is paid in December of each year. The Board of Directors were not paid in fiscal years 1995, 1996 or 1997.

         During the fiscal year ended March 28, 1997, one (1) meeting of the Board of Directors by telephone conference was held and action was taken on one
(1) occasion by unanimous written consent of the Board of Directors in lieu of a meeting.

         The Board of Directors recommends that you vote "FOR" the nominees for Director.

                   EXECUTIVE COMPENSATION AND RELATED MATTERS


         The following table sets forth below the summary compensation paid or accrued by the Corporation during the fiscal years ended March 28, 1997, March 29, 1996 and March 31, 1995 for the Corporation's Chief Executive Officer:

                                                                                                       Other Annual
    Name and Principal Position               Year                   Salary             Bonus          Compensation
    ---------------------------               ----                   ------             -----          ------------
Michael Offerman, Chief                    March 28,1997            $100,000              -                 0
Executive Officer, President(1)            March 29, 1996             92,404              -                 0
                                           March 31, 1995             86,875              -                 0
---------
(1)      During the years  ended  March 28,  1997,  March 29, 1996 and March 31,
         1995,  and  the  Corporation  provided  automobile  allowances  to  Mr.
         Offerman.  This does not include the aggregate  incremental cost to the
         Corporation   of  such   automobile  or  automobile   allowances.   The
         Corporation  is unable to  determine  without  unreasonable  effort and expense the specific amount of such benefit,  however,  the Corporation has concluded that the aggregate  amounts of such personal  benefit for
         Mr.  Offerman  does  not  exceed  $25,000  or 10%  of the  compensation reported as total salary and bonus reported. Effective January 1, 1995,
         Mr. Offerman  entered into an employment  agreement with the Company to increase his salary to $100,000 per annum.  Mr.  Offerman  agreed that, not withstanding the terms of his new employment agreement, he was paid at the rate of $92,404 for fiscal 1996.  Commencing September 1996, Mr.
         Offerman  began  receiving his salary at the rate of $100,000 per year.
         See "Employment Agreements".

No other officer of the Corporation received compensation (salary and bonus) in excess of $100,000 during the fiscal years ended March 28, 1997 or March 29, 1996 or March 31, 1995.

Pension/Benefit Incentive Plan

         In 1964, the Corporation's Shareholders and Board of Directors adopted a contributory pension plan (the "Salaried Pension Plan") effective April 1, 1964, for salaried employees of the Corporation. The Salaried Pension Plan as revised on April 1, 1987, provides for retirement benefits for qualified employees upon or prior to retirement. For early retirement, employees are eligible to receive a portion of their retirement benefits, starting 10 years prior to the employees anticipated normal retirement date (age 65), if the employee has completed l5 years of service to the Corporation. The employee is eligible to receive reduced retirement benefits based on an actuarial table for a period not exceeding ten (l0) years or his lifetime. In no event would benefits exceed $12,000 per year.

         For normal retirement at the age of sixty-five (65) the employee is entitled to receive full retirement benefits for a period not exceeding ten (10) years or his lifetime. If the employee should die prior to the ten year period, his beneficiaries will continue to receive the full benefit for the remainder of the ten year term. In no event will benefits exceed $12,000 per year.

         If payment is made on the "joint and survivor basis" as elected by the employee, benefits will be provided to both the employee and spouse on a reduced basis over the life of both the employee and his spouse. If the employee should die prior to the guaranteed ten year period, the spouse will receive the employee benefit for the remainder of the term, after which, the spouse will receive the reduced spousal benefit for the life of the spouse. In no event will the benefits pursuant to the joint and survivor basis exceed $12,000 per year.

         In June, 1995, the Company applied to the Pension Benefit Guarantee Corporation for a distress termination of the Salaried Pension Plan. The PBGC has notified the Company that it has agreed to take over the Salaried Pension Plan. The PBGC has not issued its final order and may require that the Company enter into an agreement to make future payments to the PBGC.

         Under an agreement dated June 16, 1978, the Corporation entered into a retirement compensation agreement with Michael Offerman, which provides that upon reaching the age of 65, or the earlier of death, total disability, or employment termination by mutual consent, Michael Offerman or his beneficiary would be entitled to retirement payments of $30,000 per year for a period of five years.

Employment Agreements

         In August, 1995, the Board of Directors approved the terms of an employment agreement with Michael Offerman, its President and Chairman of the Board. Effective as of January 1, 1995, the terms of the Employment Agreement provide that Mr. Offerman's salary will be $100,000 per year and that he will be employed as President of the Company until a term expiring on December 31, 1999. Mr. Offerman agreed to defer the increase in his salary from the previous year's rate of compensation ($86,875) until October 20, 1995 and further agreed to receive only $92,404 in salary for the fiscal year ended March 29, 1996. Commencing in September 1996, Mr. Offerman began receiving compensation at the rate of $100,000 per year in accordance with his employment agreement. As further provided under the terms of the Employment Agreement, the Company will provide certain benefits such as health benefits and the use of a full size automobile during the term. The Company also agreed to pay the premium for a $150,000 term life insurance policy payable to Mr. Offerman's beneficiary. In the event the Company declines to enter into a new employment agreement with Mr. Offerman at the expiration of his term, the Company has agreed to pay Mr. Offerman the sum of $75,000. Additionally, in the event there occurs a "change of control" of the Company, and within the one (1) year period thereafter Mr. Offerman's employment is terminated or he resigns, then Mr. Offerman will be entitled to receive a sum equal to the balance of his base salary for the remainder of the term plus $75,000. A "change of control" is defined to mean (i) a person becomes the holder of 30% or more of the combined voting power of the Company's outstanding securities (ii) the stockholders of the Company approve a merger or consolidation whereby the Company's voting securities fail to represent, after such merger or consolidation, at least 50.1% of the voting securities of the surviving entity. Additionally, in the event the Company relocates outside of the New York City Metropolitan area, it has agreed to pay Mr. Offerman the sum of $75,000.

         In August, 1995, the Board of Directors approved the terms of an employment agreement with Ralph Acello, its Vice President-Production. Effective as of January 1, 1995, the terms of the Employment Agreement provide that Mr. Acello's salary will be $61,300 per year and that he will be employed as Vice President-Production of the Company until a term expiring on December 31, 1999. As further provided under the terms of the Employment Agreement, the Company will provide certain benefits such as health benefits and the use of a full size automobile during the term. The Company also agreed to pay the premium of a $150,000 term life insurance policy payable to Mr. Acello's beneficiary. In the event the Company declines to enter into a new employment agreement with Mr. Acello at the expiration of his term, the Company has agreed to pay Mr. Acello the sum of $45,975. Additionally, in the event there occurs a "change of control" of the Company, and within the one (1) year period thereafter Mr.
Acello's employment is terminated or he resigns, then Mr. Acello will be entitled to receive a sum equal to the balance of his base salary for the remainder of the term plus $45,975. A "change of control" is defined to mean (i) a person becomes the holder of 30% or more of the combined voting power of the Company's outstanding securities (ii) the stockholders of the Company approve a merger or consolidation whereby the Company's voting securities fail to represent, after such merger or consolidation, at least 50.1% of the voting securities of the surviving entity. Additionally, in the event the Company relocates outside of the New York City Metropolitan area, it has agreed to pay Mr. Acello the sum of $45,975.

         In August, 1995, the Board of Directors approved the terms of an employment agreement with Robert Knoth. Effective as of January 1, 1995, the terms of the Employment Agreement provide that Mr. Knoth's salary will be $59,500 per year and that he will be employed as Secretary and Treasurer until a term expiring on December 31, 1999. As further provided under the terms of the Employment Agreement, the Company will provide certain benefits such as health benefits. The Company also agreed to pay the premium of a $150,000 term life insurance policy payable to Mr. Knoth's beneficiary. In the event the Company declines to enter into a new employment agreement with Mr. Knoth at the expiration of his term, the Company has agreed to pay Mr. Knoth the sum of $44,625. Additionally, in the event there occurs a "change of control" of the Company, and within the one (1) year period thereafter Mr. Knoth's employment is terminated or he resigns, then Mr. Knoth will be entitled to receive a sum equal to the balance of his base salary for the remainder of the term plus $44,625. A "change of control" is defined to mean (i) a person becomes the holder of 30% or more of the combined voting power of the Company's outstanding securities (ii) the stockholders of the Company approve a merger or consolidation whereby the Company's voting securities fail to represent, after such merger or consolidation, at least 50.1% of the voting securities of the surviving entity. Additionally, in the event the Company relocates outside of the New York City Metropolitan area, it has agreed to pay Mr. Knoth the sum of $44,625.

         In December 1996, the Board of Directors approved the terms of an employment agreement with Joan Prideaux. The terms of the employment agreement provide that Ms. Prideaux's salary will be $57,000 per year and that she will be employed as Vice President-Sales and Marketing. The agreement is for a period of five years. As further provided under the terms of the employment agreement, the Company will provide certain benefits such as health benefits. The Company also agreed to pay the premium of a $150,000 term life insurance policy payable to Ms. Prideaux's beneficiary. In the event the Company declines to enter into a new employment agreement with Ms. Prideaux at the expiration of the term, the Company has agreed to pay Ms. Prideaux the sum of $42,750. Additionally, in the event there occurs a "change of control" of the Company, and within the one (1) year period thereafter Ms. Prideaux's employment is terminated or he resigns, then she will be entitled to receive a sum equal to the balance of her base salary for the remainder of the term plus $42,750. A "change of control" is defined to mean (i) a person becomes the holder of 30% or more of the combined voting power of the Company's outstanding securities (ii) the stockholders of the Company approve a merger or consolidation whereby the Company's voting securities fail to represent, after such merger or consolidation, at least 50.1% of the voting securities of the surviving entity. Additionally, in the event the Company relocates outside of the New York City Metropolitan area, it has agreed to pay Ms. Prideaux the sum of $42,750.

Cash Bonus Plan

         In 1987, the Company adopted a cash bonus plan ("Cash Bonus Plan") for Executive Officers. Contributions to the Bonus Plan are made by the Company only after pre-tax operating profits exceed $150,000 for a fiscal year, and then to the extent of 10% of the excess of the greater of $150,000 or 25% of pre-tax operating profits. There were no contributions to the Bonus Plan for the fiscal years ended March 28, 1997, March 29, 1996 or March 31, 1995.

                              FINANCIAL INFORMATION

         A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 28, 1997 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION HAS BEEN FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO SHAREHOLDERS. UPON WRITTEN REQUEST SENT TO ROBERT KNOTH, SECRETARY, IEH CORPORATION, 140 58TH STREET, SUITE 8E, BROOKLYN, NEW YORK, 11220 SHAREHOLDERS MAY RECEIVE, FOR A NOMINAL FEE, A COPY OF THE EXHIBITS. Each such request must set forth a good faith representation that as of August 15, 1997, the person making the request was the beneficial owner of Common Shares of the Corporation entitled to vote at the 1997 Annual Meeting of Shareholders.

                               II. OTHER BUSINESS

         As of the date of this proxy statement, the items discussed herein contain the only business which the Board of Directors intends to present, and is not aware of any other matters which may come before the meeting. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

Shareholder Proposals

         Proposals of Shareholders intended to be presented at the Corporation's 1998 Annual Meeting of Shareholders must be received by the Corporation on or prior to May 28, 1998 to be eligible for inclusion in the Corporation's proxy statement and form of proxy to be used in connection with the 1998 Annual Meeting of Shareholders.

                                              By Order of the Board of Directors


                                              /s/Robert Knoth
                                              ---------------
                                              ROBERT KNOTH,


                                              Secretary

Dated:  August 22, 1997


         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                 REVOCABLE PROXY

                                 IEH CORPORATION

        [ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE


                         ANNUAL MEETING OF SHAREHOLDERS

                               September 26, 1997

  The undersigned hereby appoints ROBERT KNOTH and MICHAEL OFFERMAN and each of them, proxies, with full power of substitution to each, to vote all Common Shares of IEH CORPORATION owned by the undersigned at the Annual Meeting of Shareholders of IEH CORPORATION to be held on September 26, 1997 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

 I. ELECTION OF DIRECTORS

   Allen B. Gottlieb

   Robert Pittman



   [   ] FOR         [   ] WITHHOLD            [   ] EXCEPT

  INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------




  AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, all as described in the Proxy Statement dated August 22, 1997, receipt of which is hereby acknowledged.

  Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

  Unless contrary instructions are given, the shares represented by this proxy will be voted (a) for the Election of the two (2) Directors nominated and (b) to vote upon any other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as name appears hereon. Joint Owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

  Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

  This proxy is solicited on behalf of the Board of Directors.

          Please be sure to sign and date this Proxy in the box below.


                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above




    Detach above card, sign, date and mail in postage paid envelope provided.

                                 IEH CORPORATION

  Please date and sign exactly as your name appears on this proxy card. For joint accounts, each joint owner should sign. Executors, administrators, trustees, etc., should also so indicate when signing.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY